PSEG Public Service Enterprise Group Goldman Sachs Power & Utility Conference August 12, 2010 Exhibit 99

Forward-Looking Statement
Readers are cautioned that statements contained in this presentation about our and our subsidiaries' future performance, including future revenues, earnings, strategies, prospects, consequences and all other statements that are not purely historical, are forward-looking statements for purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995.  When used herein, the words “anticipate”, “intend”, “estimate”, “believe”
“expect”, “plan”, “should”, “hypothetical”, “potential”, “forecast”, “project”, variations of such words and similar expressions are intended to identify forward-
looking statements.  Although we believe that our expectations are based on reasonable assumptions, they are subject to risks and uncertainties and we can give no assurance they will be achieved.  The results or developments projected or predicted in these statements may differ materially from what may actually occur.  Factors which could cause results or events to differ from current expectations include, but are not limited to:
•
Adverse changes in energy industry law, policies and regulation, including market structures, transmission planning and rules, and reliability standards.
•
Any inability of our transmission and distribution businesses to obtain adequate and timely rate relief and regulatory approvals from federal and state regulators.
•
Changes in federal and state environmental regulations that could increase our costs or limit operations of our generating units.
•
Changes in nuclear regulation and/or developments in the nuclear power industry generally that could limit operations of our nuclear generating units.
•
Actions or  activities at one of our nuclear units located on a multi-unit site that might adversely affect our ability to continue to operate that unit or other units located at the same site.
•
Any inability to balance our energy obligations, available supply and trading risks.
•
Any deterioration in our credit quality.
•
Availability of capital and credit at commercially reasonable terms and conditions and our ability to meet cash needs.
•
Any inability to realize anticipated tax benefits or retain tax credits.
•
Changes in the cost of, or interruption in the supply of, fuel and other commodities necessary to the operation of our generating units.
•
Delays in receipt of necessary permits and approvals for our construction and development activities.
•
Delays or unforeseen cost escalations in our construction and development activities.
•
Increase in competition in energy markets in which we compete.
•
Adverse performance of our decommissioning and defined benefit plan trust fund investments and changes in discount rates and funding requirements.
•
Changes in technology and customer usage patterns.
For further information, please refer to our Annual Report on Form 10-K, including Item 1A. Risk Factors, and subsequent reports on Form 10-Q and Form
8-K filed with the Securities and Exchange Commission.  These documents address in further detail our business, industry issues and other factors that could cause actual results to differ materially from those indicated in this presentation.  In addition, any  forward-looking statements included herein represent our estimates only as of today and should not be relied upon as representing our estimates as of any subsequent date.  While we may elect to update forward-looking statements from time to time, we specifically disclaim any obligation to do so, even if our internal estimates change, unless otherwise required by applicable securities laws.

GAAP Disclaimer
PSEG presents Operating Earnings in addition to its Net Income reported in accordance with accounting principles generally accepted in the United States
(GAAP). Operating Earnings is a non-GAAP financial measure that differs from
Net Income because it excludes gains or losses associated with Nuclear
Decommissioning Trust (NDT), Mark-to-Market (MTM) accounting, and other material one-time items. PSEG presents Operating Earnings because management believes that it is appropriate for investors to consider results excluding these items in addition to the results reported in accordance with
GAAP. PSEG believes that the non-GAAP financial measure of Operating
Earnings provides a consistent and comparable measure of performance of its businesses to help shareholders understand performance trends. This information is not intended to be viewed as an alternative to GAAP information.
The last two slides in this presentation include a list of items excluded from
Income from Continuing Operations to reconcile to Operating Earnings, with a reference to that slide included on each of the slides where the non-GAAP information appears.

PSEG – Defining the Future Caroline Dorsa Executive Vice President and Chief Financial Officer

PSEG

PSE&G

PSEG
Power LLC

PSEG
Energy Holdings

PSEG

PSEG: the right mix for the
opportunities of today and tomorrow
PSE&G positioned
PSE&G positioned
to meet NJ’s
to meet NJ’s
energy policy and
energy policy and
economic growth
economic growth
objectives.
objectives.
Electric & Gas Delivery
and Transmission
PSEG Power’s
low-cost baseload nuclear
and coal fleet
is geographically well
positioned and
environmentally
responsible.
Regional Wholesale Energy
PSEG Energy Holdings
positioned to pursue
attractive renewable
generation opportunities:
• Solar
• Offshore wind
• Compressed Air Energy
Storage (CAES)
Renewable Investments

A successful track record…
… provides the confidence to capitalize on the opportunities of tomorrow.
PSEG Power resumed independent control of nuclear fleet, produced record levels of generation and achieved top quartile performance; fossil fleet retrofitted to meet more stringent environmental requirements.
PSE&G consistently recognized for reliability; investment programs expanded to meet NJ’s goals for economic growth and clean energy.
Business focus improved; balance sheet strengthened; Holdings’ financial risk lessened with sale of international investments, termination of offshore leases
Operational and financial focus has allowed PSEG to meet/exceed earnings objectives in each of the past three years.
History of returning cash to shareholders through common dividend.
2007 2008 2009

Earnings growth achieved…
… through higher energy market pricing, increased production and lower costs.
* See Page 36 for Items excluded from Income from Continuing Operations to reconcile to Operating Earnings.
$2.68
$3.03
$3.12
2007 Operating Earnings* 2008 Operating Earnings* 2009 Operating Earnings*

2008 Operating Earnings* 2009 Operating Earnings* 2010 Guidance
$3.00 - $3.25
PSEG – Maintaining 2010 Guidance
$3.03
$3.12
* See Page 36 for Items excluded from Income from Continuing Operations to reconcile to Operating Earnings.

Q2 2010
Operating Earnings by Subsidiary
$ 800
(3)
31
166
$606
2009
$ 756
8
19
192
$   537
2010
Operating Earnings Earnings per Share
(0.01) 0.02 Enterprise
$   1.58 $   1.49
Operating Earnings*
0.06 0.03 PSEG Energy Holdings
0.33 0.38 PSE&G
$   1.20 $   1.06 PSEG Power
2009 2010
$ millions (except EPS)
Six months ended June 30
•See Page 35 for Items excluded from Income from Continuing Operations to reconcile to Operating Earnings.

PSEG 2010 Operating Earnings Guidance
$ 3.12
$ 1,579
$ 10
$ 43
$ 321
$ 1,205
2009A*
$ 3.00 – $ 3.25
$ 1,520 – $ 1,645
$ 5 – $15
$ 30 – $ 40
$ 425 – $ 455
$ 1,060 – $ 1,135
2010E
Enterprise
Earnings per Share
Operating Earnings*
PSEG Energy Holdings
PSE&G
PSEG Power
$ millions (except EPS)
* See Page 36 for Items excluded from Income from Continuing Operations to reconcile to Operating Earnings.

$2,091
$1,993
$163
$30
2008 2009
Sustainability Plan
Non-pension
O&M
Expense (1)
Pension
Expense
Manage Staffing Levels
Control General and
Administrative Expenses
Capture Productivity
Gains
(1) Excludes O&M related to PSE&G clauses
We have successfully managed our O&M …
… through benchmarking efforts and operational excellence.
$2,121M $2,156M

$1,000
$1,250
$1,500
$1,750
$2,000
$2,250
2009 2010 2011 2012
PSEG Consolidated O&M
(1)
C.A.G.R. (’09 –’12) = 0.7%
(1) Excludes O&M related to PSE&G clauses
Aggressive employee management of our
O&M, including 2010 wage freeze …
…and improving pension expense, will result in modest O&M growth.
* * *
*estimated

2009 Operating Earnings* 2010 Guidance
Rigorous cost controls, hedging strategy
and improved utility capital recovery…
…help mitigate the risk of weak prices in 2010.
$3.12
$3.00 - $3.25
PSE&G:
Network Transmission Service (NTS) revenue increase
for 2010 from 2009 ~ $0.03 EPS
2009 earned ROE = 8.3%
1% change in Distribution earned ROE in 2010 ~ $0.07 EPS
1% change in load in 2010 ~ $0.02 EPS
PSEG Power:
Revenue/Margin
Nuclear output fully contracted
Dark Spread change of $5/MWh at market – impact
of $0.02-$0.04/share
Spark Spread change of $5/MWh at market – impact
of $0.04-$0.08/share
Operations
1% change in nuclear capacity factor – impact
of $0.01-$0.03/share
O&M 1% change – impact of ~$0.01/share
Drivers
*See page 36 for Items excluded from Income from Continuing Operations to reconcile to Operating Earnings

Cash Exposure Net
of $320M of IRS
Deposits
12/31/08 12/31/09 July 2010
2 5 17 # of LILO/SILO Leases
2009 Activities
Terminated 12
LILO / SILO
leases
2010 Activities
Terminated 3 leases
Pursue additional lease
termination opportunities
2008 Activities
Terminated 1
LILO / SILO lease
Exposure to our potential lease tax
liability…
…was reduced with aggressive asset management.
$660
~$1,200
~$80
~$400
$-
$500
$1,000
$1,500

PSE&G – Review and Outlook

Electric Territory
Gas Territory
Transmission by Voltage
138KV
161KV
230KV
345KV
500KV

PSE&G is the largest utility in New Jersey providing
electric, gas and transmission services,…
…and delivering renewable and energy efficiency solutions for customers.
*   Actual
**  Weather normalized = estimated annual growth per year over forecast period
*** Lifetime GWh + Lifetime Dtherms converted to GWh
60% 31% Residential
36% 58% Commercial
0.4%** 0.4% - 1.3%** Projected Annual Load Growth (2009 – 2012)
Sales Mix
3,500 M Therms 41,961 GWh Electric Sales and Gas Sold and Transported
(0.4%)* (0.6%)* Historical Annual Load Growth (2005 - 2009)
4% 11% Industrial
1.7 Million
3.2%
Gas
2.1 Million
3.0%
Customers
Growth (2004 – 2009)
Electric
0.5%*
Historical Annual
Peak Load Growth
2005-2009
1,442
Network Circuit Miles
Key Statistics
Transmission
2.1%**
Projected PJM
Peak Load Growth
2009-2012
13,512 GWh 230 GWh Energy Efficiency Initiative (lifetime equivalent)***
80 MW 1 MW Solar 4 All
11.6 MW
2009
Renewables and Energy Efficiency
Solar Loan 81 MW
Total

2009: Success in meeting State’s energy
and economic development goals…
…with reasonable contemporaneous returns.
340 354 694
April 2009
NJ Capital Infrastructure Stimulus
30 17 47
December 2008
Carbon Abatement
63 2 65
July 2009
Demand Response
143 - 143
November 2009
Solar Loan II
50 55 $105
April 2008
Solar Loan I
$1,220 $539 $1,759 Total
146 44 190
July 2009
Economic Energy Efficiency
Stimulus
448 67 515
July 2009
Solar 4 All
Remaining
Spending
Thru 6/30/10
Total
Amount
Approval
Date
($ Millions)

New Jersey Electric & Gas Rate Agreement
-- A Balancing of Interests
51.2% Equity Ratio
11.25% Return on Equity
$6.2B $2.3B $3.8B Rate Base
$204.2M $64.4M $139.8M Increase
Total Gas Electric
51.2% Equity Ratio
10.3% Return on Equity
$6.0B $2.27B $3.75B Rate Base
$100.0M $26.5M $73.5M Increase
Total Gas Electric
Request Agreement
… in a difficult economic environment.

Projects to NY
Neptune HVDC project (685
MW) Sayreville to Long Island
Linden VFT project (330 MW)
Linden to Staten Island
Bergen O66 project (670 MW*)
Bergen to ConEd's West 49th
St
Bergen U2-100 project (800
MW**) connecting Bergen to
NY
Projects to NJ
PSE&G’s evaluation of
the proposed backbone
Transmission projects:
Susquehanna -
Roseland***
Branchburg-
Roseland-
Hudson****
As a result NJ will need new generation, DSM or additional transmission imports.
Total Import
Capability
~ 2,000 MW
Total Export
Capability
~ 2,500 MW
2010-2020 NJ Summer Peak
Growth Rate = 1.6%
Sources: Imports: PSE&G Estimates; Exports:  PJM 2009 RTEP;  Load Growth: PJM 2010 Load Forecast Report
NJ’s load is expected to grow 3,450MW by
2020, with net imports decreasing ~500MW.
* Project has firm contract for 320MW; ** Project in queue – no firm contracts; *** PSE&G has announced a 2-year delay of the in-service date for the S-R Transmission line.;
****PSE&G
has placed development activities for the B-R-H Transmission line on hold pending further guidance from PJM.

PSEG Power – Review and Outlook

Low-cost portfolio
Regional focus in competitive, liquid
markets
Assets favorably located near
customers/load centers
Many units east of PJM constraints
Southern NEPOOL/ Connecticut
Texas assets – low cost combined cycle
Market knowledge and experience to
maximize the value of our assets
… with low cost plants, in good locations, within solid markets.
Power’s assets
drive value in a dynamic environment…
15% 52%
8%
Fuel Diversity
Coal
Gas
Oil
Nuclear
Pumped
Storage
1%
Energy Produced
(Twelve months ended December 31, 2009)
Total GWh: 59,808
51%
15%
34%
Pumped Storage
& Oil <1%
Nuclear
Coal
Gas
Total MW: 15,548
24%
8%

PSEG
Power LLC
Texas
Odessa
Midland
Austin
San Antonio
Guadalupe
North
Houston
South
West
Bethlehem Energy Center
Albany
System Interface
New Haven
Bridgeport
Keystone
Conemaugh
Peach Bottom
Hudson
Mercer
Hope Creek
Salem
Bergen
Kearny
Essex
Linden
Sewaren
Edison
Burlington
National Park

PSEG

22 Power’s Northeast assets are located in attractive markets near load centers … ... and the fleet has expanded to include 2,000MW in Texas.

… while maintaining optionality under a variety of conditions.
Power’s PJM assets along the dispatch curve
reduce the risk of serving full requirement load
contracts…
X X Ancillary Revenue
X
X
X X Capacity Revenue
X X Energy Revenue
X X Dual Fuel
Peaking units Baseload units Load following units
Illustrative
Salem
Hope
Creek
Keystone
Conemaugh
Hudson 2
Linden 1,2
Burlington 8-9-11
Edison 1-2-3
Essex 10-11-12
Bergen 1
Sewaren 1-4
Hudson 1
Mercer1, 2
Bergen 2
Sewaren 6
Mercer 3
Kearny 10-11
Linden 5-8 / Essex 9
Burlington 12  / Kearny 12
Peach
Bottom
Nuclear
Coal
Combined Cycle
Steam
Peaking
Yards
Creek
National Park
Salem 3
Bergen 3

Stringent environmental challenges are on the
horizon, with potentially broad industry impacts…
Controls on coal units done or under way
Power’s relative position very strong
High
NOx, SO
2
, Hg
(CATR)
High
Regional
High
High
Industry Impact
Emission restrictions net favorable to Power
Carbon
Peaking fleet replacement strategy
Upwind states anticipated to increase NOx stringency
Ozone air quality standards
(HEDD)
EPA required to perform cost-benefit analysis
Issue widely shared across industry
Potential capital spend exposure
Once-through cooling water
(316(b))
Power uses dry fly ash systems
Ash has been tested as non-hazardous
Coal ash regulation
Power’s Positioning Issue
…but Power’s clean fleet is very competitively positioned for success.

The result of Power’s hedging strategy is a
portfolio of contracted output…
… which dampens the impact of market volatility on earnings in the near term.
Power’s
anticipated
nuclear and coal
output is
contracted over
the next few
years:
2010: 100%
2011: 65-70%
2012: 25-30%
Total Fleet RTC Average
0
1000
2000
3000
4000
5000
6000
7000
8000
9000
10000
Nuclear / Pumped Storage Coal
Combined Cycle (CC) Steam and Peakers
Existing BGS, Other Load Contracts, Hedges + Future BGS Existing BGS, Other Load Contracts, and Hedges
2010 2011 2012

PSEG
Power LLC

Current plant locations,
site expansion capability
Bethlehem
Energy Center
Albany
System
Interface
New
Haven
Bridgeport
Keystone
Conemaugh
Peach Bottom
Hudson
Mercer
Bergen
Kearny
Essex
Linden
Sewaren
Edison
Burlington
National Park
Hope Creek
Salem

$/MWh
DUQUESNE
COMED
DAYTON
AEP
PENELEC
APS
WESTERN HUB
PPL
METED
PECO
JCPL
DPL
RECO
AECO
PSEG
BGE
PEPCO

PSEG

Power’s assets are well positioned near load
centers…
… which resulted in a 9% growth in PJM gross margin from 2008 to 2009.
Note: excludes Dominion (less than 5 years of history)

$40
$45
$50
$55
$60
$65
Historical 5-year Average PJM Energy Price
(Around the Clock)

Full Requirements Component
Increase in Capacity Markets/RPM
Growing Renewable Energy Requirements
Component for Market Risk
Through Power’s
participation in each of the BGS auctions…
Market Perspective – BGS Auction Results
… we have developed an expertise in serving full-requirements contracts.
2003 2004 2005 2006 2007 2008 2009 2010
3 Year Average
Round the
Clock PJM
West Forward
Energy Price
$55.59
Capacity
Load shape
Transmission
Congestion
Ancillary services
Risk premium
Green
$33 - $34 $36 - $37 $44 - $46 $67 - $70 $58 - $60 $68 - $71 $56 - $58 $48 - $50
~ $21
$55.05
~ $18
$65.41
~ $21
$102.51
~ $32
$98.88
~ $41
$111.50
~ $43
$103.72
~ $47
$95.77
~ $47
Note: BGS prices reflect PSE&G Zone

…
with sites in the eastern part of PJM.
Reliability Pricing Model – locational value
of Power’s generating fleet recognized…
With nearly 1/3 of its capacity in PS North and nearly 2/3 of its capacity in MAAC and EMAAC,
Power’s assets in congested locations received higher pricing in the 2013/2014 RPM Auction.
• Locational value of Power’s
fleet recognized
• Bid for 89 MW of new
capacity accepted for
2013/2014 auction; in-service
June 2013
• On schedule to complete
178 MW of previously
cleared peaking capacity by
June 2012
$27.73 $16.46 $110.00 $174.29 $102.04
Rest of Pool
$245.00 $185.00
PSEG North Zone
$245.00
PSEG
$133.37
$139.73
2012 / 2013
$226.15
$245.00
2013/2014
$110.00 $174.29 $191.32
MAAC
$110.00 $174.29 $191.32
Eastern MAAC
2011 / 2012 2010 / 2011 2009 / 2010
$/MW-day
PJM Zones
0
2,000
4,000
6,000
8,000
10,000
12,000
09/10 10/11 11/12 12/13 13/14
PJM Capacity Available to Receive Auction Pricing

% of coal and nuclear output
$/MWh

% of capacity
$/MW-day

PSEG

0%
25%
50%
75%
100%
2010 2011 2012
$0
$10
$20
$30
$40
$50
$60
$70
$80
$90
0%
25%
50%
75%
100%
2010 2011 2012
$0
$50
$100
$150
Power’s hedging program provides near-
term stability from market volatility…
… while remaining open to long-term market forces.
Estimated EPS impact of
$10/MWh PJM West around the
clock price change* (~$2/mmbtu
gas change)
Contracted Capacity
Price
(right
scale)
* As of June 30, 2010 Assuming normal market commodity correlation and demand
** Excludes Texas – No capacity market
Power has
contracted for a
considerable
percentage of its
future output
over the next two
years at
attractive prices.
The pricing for
most of Power’s
capacity has been
fixed through May
2014, with the
completion of
auctions in PJM
and NE.
% sold
(left
scale)
$0.30 - $0.60 $0.10 - $0.30 $0.05 - $0.10
Contracted Energy
Price
(right
scale)
% sold
(left
scale)
**
*

PSEG value proposition
PSEG provides investors with a balanced portfolio of assets within a shifting landscape for energy.
PSEG’s focus on operational excellence and O&M control will yield benefits now, and over the long-term.
PSEG’s capital commitments are focused on improving reliability and service quality at attractive risk-adjusted returns.
PSEG’s strong balance sheet and cash flow support a capital program that will benefit shareholders through ongoing support of dividends and opportunity for future growth.

PSEG is advantaged…
… with a strong balance sheet and cash flow to pursue an investment program that seizes the opportunities of tomorrow.
Right Assets,
Right Markets
Operational
Flexibility
Environmental
Infrastructure
Improvements
Integrated business model with assets located close to
load centers
Dispatch flexibility of operating assets and trading
capability supports margins in full-requirements markets
Environmentally responsible; pursuing investments in
renewables; nuclear uprates
Investments to improve reliability and functionality of grid
2010

Appendix

PSEG Power – Gross Margin Performance
$0
$25
$50
$75
2010 2009 2008
$63
$51
Quarter ended June 30
Volume increased 20% vs. year ago in response to weather-related demand
Margins influenced by BGS migration and impairment of excess SO2 emission allowances
Decline in gross margin influenced
by lower spark spread.
$29 Texas
Regional Performance
$14
$20
$688
Q2 Gross
Margin ($M)
Q2 Performance Region
Improvement in generation offset
by decline in price.
New York
Volumes and margins lower vs.
year ago, reflecting decline in dark
spreads.
New
England
Margin improvement aided by
strong weather-related demand
offset by lower pricing and ($0.01)
SO2 impairment.
PJM
PSEG Power Gross Margin ($/MWh)*
* Excludes Texas
Increase in generation was predominantly from combined cycle and coal with continued strong nuclear
$50

Power’s coal hedging reflects 2010 supply
matched with 2010 sales…
… while maintaining flexibility on supply post BET installation.
Contracted Coal
Mid $20’s
To
High $20’s
Mid $20’s
To
High $20’s
Mid $40’s
To
Low $40’s
Mid $40’s
To
Low $40’s
High $40’s
To
Mid $40’s
Indicative
Pricing
($/MWh)
Prices lower,
moderating
Northern
Appalachian
Conemaugh
Prices lower,
moderating
Northern
Appalachian
Keystone
More limited
segment of coal
market
Metallurgical
CAPP/NAPP
Mercer
Flexibility after
BET in 2010
Adaro  (2010)
CAPP/NAPP
(2011+)
Hudson
Higher price,
lower BTU, enviro
coal
Adaro Bridgeport Harbor
Comments Coal Type Station
% Hedged
(left scale)
$/MWh
(right
scale)
0%
20%
40%
60%
80%
100%
2010 2011 2012
$0
$10
$20
$30
$40
$50

Items Excluded from Income from Continuing
Operations to Reconcile to Operating Earnings
Please see Page 3 for an explanation of PSEG’s use of Operating Earnings as a non-GAAP financial measure and how it differs from Net Income.
Pro-forma Adjustments, net of tax 2010 2009
Earnings Impact ($ Millions)
Gain (Loss) on Nuclear Decommissioning Trust (NDT) Fund Related 20 $         (6) $
     Activity (PSEG Power)
Gain (Loss) on Mark-to-Market (MTM) (PSEG Power) 11            (39)
Market Transition Charge Refund (PSE&G) (72) -
Total Pro-forma adjustments (41) $        (45) $
Fully Diluted Average Shares Outstanding (in Millions)
507          507
Per Share Impact (Diluted)
Gain (Loss) on NDT Fund Related Activity (PSEG Power) 0.04 $      (0.01) $
Gain (Loss) on MTM (PSEG Power) 0.02         (0.08)
Market Transition Charge Refund (PSE&G) (0.14)        -
Total Pro-forma adjustments (0.08) $     (0.09) $
(a) Income from Continuing Operations for the six months ended June 30, 2010 and 2009 is equal to Net Income.
For the Six Months Ended
30-Jun

Items Excluded from Income from
Continuing Operations to Reconcile to
Operating Earnings
Please see Page 3 for an explanation of PSEG’s use of Operating Earnings as a non-GAAP financial measure and how it differs from Net Income.
Pro-forma Adjustments, net of tax 2009 2008 2007
Earnings Impact ($ Millions)
Gain (Loss) on Nuclear Decommissioning Trust (NDT)
Fund Related Activity 9 $              (71) $            12 $
Gain (Loss) on Mark-to-Market (MTM) (25)              16                10
Lease Transaction Reserves -                  (490)             -
Net Reversal of Lease Transaction Reserves 29               -                   -
Asset Sales and Impairments -                  (13)               (32)
Premium on Bond Redemption -                  (1)                 (28)
Merger-related Costs -                  -                   -
Total Pro-forma adjustments 13 $            (559) $           (38) $
Fully Diluted Average Shares Outstanding (in Millions)
507             508              509
Per Share Impact (Diluted)
Gain (Loss) on Nuclear Decommissioning Trust (NDT)
Fund Related Activity 0.02 $          (0.14) $          0.02 $
Gain (Loss) on Mark-to-Market (MTM) (0.05)           0.03             0.02
Lease Transaction Reserves -              (0.96)            -
Net Reversal of Lease Transaction Reserves 0.05            -               -
Asset Impairments -              (0.03)            (0.06)
Premium on Bond Redemption -              -               (0.06)
Merger-related Costs -              -               -
Total Pro-forma adjustments 0.02 $          (1.10) $          (0.08) $
PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED
For the Twelve Months Ended
December 31,
Reconciling Items Excluded from Continuing Operations to Compute Operating Earnings
(Unaudited)